UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2008

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On November 4, 2008, Seneca Foods Corporation (the “Corporation”) issued a press release on its financial results for the second quarter and year-to-date ended September 27, 2008 furnished as Exhibit 99.1, attached hereto.

Item 8.01  Other Events

On November 4, 2008, the Corporation issued a press release announcing that its Board of Directors has approved a share repurchase program.  The information set forth in Items 2.02, 8.01 and 9.01 of this Form 8-K shall not be deemed as "filed" for purposes of Section 18 of the of the Securities Exchange Ac of 1934, as amended, and is not incorporated by reference into any filing of the Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.  A copy of the press release is included as exhibit 99.2 of this report.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release dated November 4, 2008, announcing Seneca Foods Corporation's results of operations for the quarter and year-to-date end September 27, 2008.

Exhibit 99.2	Press Release dated November 4, 2008 announcing Seneca Foods Corporation's Board of Directors approval of a share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      November 4, 2008

SENECA FOODS CORPORATION

By: /s/Kraig H. Kayser
Kraig H. Kayser
President and Chief Executive Officer